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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
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                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): January 27, 2003


                             BIOSPHERE MEDICAL, INC.
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             (Exact name of registrant as specified in its Charter)



        Delaware                      0-23678                     04-3216867
 -------------------------          ------------              -----------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900



              ----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On January 27, 2003, BioSphere Medical, Inc. issued a press release (which is attached hereto as Exhibit 99.1) announcing that its French subsidiary, BioSphere Medical, S.A., has received notice from Terumo Europe, N.V. that Terumo has initiated legal proceedings in the Commercial Court of Pontoise, France alleging that it suffered damages from a purported termination of the distribution contract by BioSphere Medical, S.A.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

         99.1 The Registrant's Press Release dated January 27, 2003.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIOSPHERE MEDICAL, INC.
                                           (Registrant)





Date:       January 27, 2003               By: /s/ Robert M. Palladino
                                           ________________________________
                                           Executive Vice President and
                                           Chief Financial Officer




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